Restricted cash	6 Months Ended
Jun. 30, 2021
Restricted Cash [Abstract]
Restricted cash

Note 9	Restricted cash

In Q1 2021, we entered into a $107 million subsidy agreement with the Government of Québec to facilitate the deployment of high-speed Internet in certain areas of the province of Québec by September 2022. At the end of Q2 2021, we had received $97 million of the total committed funding, with the remainder expected upon completion of the project.
As a result, we recorded $67 million in Other current assets and $27 million in Other non-current assets as restricted cash with a corresponding liability in Trade payables and other liabilities and Other non-current liabilities, respectively, on the statement of financial position at June 30, 2021. Additionally, for the three and six months ended June 30, 2021, we recorded $3 million as a reduction of capital expenditures on the statements of cash flow.